OTHER LONG TERM ASSETS	6 Months Ended
Jun. 30, 2016
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER LONG TERM ASSETS
OTHER LONG TERM ASSETS

(in thousands of $)	Other long term asset	Prepaid charter hire expenses	Total
Balance at December 31, 2015	4,744	—	4,744
Accreted interest	56	—	56
Provision for uncollectible receivables	(1,800)	—	(1,800)
Straight line lease adjustments	—	3,317	3,317
Balance at June 30, 2016	3,000	3,317	6,317

The other long term asset was acquired as a result of the Merger and is the fair value of the amount owed following the sale of a vessel by the Former Golden Ocean in 2009. The balance falls due on March 31, 2017 and was valued at $9.1 million based on the actual amount of $10.0 million that is owed and a 7% discount rate. The amount owed bears interest of 2%. In the six months ended June 30, 2016 an impairment review was carried out resulting in re-measurement of the asset to $3.0 million and a provision for uncollectible receivables of $1.8 million recorded in the period's results. At the end of the second quarter the Company was in a process to amend the terms under the credit agreement, including repayment schedule and extending maturity to December 31, 2019. The asset was therefore still considered long term as of June 30, 2016. The agreement was formally concluded in the third quarter of 2016.

In the third quarter of 2015, eight vessels were sold and leased back from Ship Finance for a period of ten years. The daily time charter rate is $17,600 during the first seven years and $14,900 in the remaining three years, of which $7,000 is for operating expenses (including dry docking costs). We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, Ship Finance will have the option to extend the charters by three years at $14,900 per day. Since the daily time charter rate is not constant over the extended lease term, we have straight lined the total expense over the term, an amount of $3.3 million was credited to charter hire expenses for the six months ended June 30, 2016 with the corresponding asset presented as part of other long term asset. We will begin to amortize this asset when the daily charter hire rate reduces in the third quarter of 2022.